Yield Table - Bond A1

vfarnswo:S04-23XS_MKT; A1
Settle as of 12/30/04

Collateral Summary					Bond Summary
Type:	LOAN 6.61	Historical:			Fixed Coupon:	2.540	Type:	Fltr
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	135,141,000
WAC:	6.910	3 Month:	N/A	N/A			Formula:	(1m LIBOR)+20.00bp
WAM:	356	6 Month:	N/A	N/A	Factor:	1.0000000	Cap/Floor/Margin:	100.00/0.00/0.20
WALA:	1	12 Month:	N/A	N/A	Factor Date:	12/25/04	Next Pmt:	01/25/05
		Life:	N/A	N/A	Delay:	0	Cusip:

	75% User_Curve_3 LIB_1M:2.34	90% User_Curve_3 LIB_1M:2.34	100% User_Curve_3 LIB_1M:2.34	120% User_Curve_3 LIB_1M:2.34	150% User_Curve_3 LIB_1M:2.34	175% User_Curve_3 LIB_1M:2.34	200% User_Curve_3 LIB_1M:2.34
Price				Yield
99-29+	2.60	2.60	2.61	2.62	2.63	2.64	2.65
99-30	2.59	2.59	2.60	2.60	2.62	2.62	2.63
99-30+	2.58	2.58	2.59	2.59	2.60	2.61	2.61
99-31	2.57	2.57	2.58	2.58	2.58	2.59	2.59
99-31+	2.56	2.56	2.56	2.57	2.57	2.57	2.57
100-00	2.55	2.55	2.55	2.55	2.55	2.55	2.55
100-00+	2.55	2.54	2.54	2.54	2.54	2.54	2.53
100-01	2.54	2.53	2.53	2.53	2.52	2.52	2.51
100-01+	2.53	2.52	2.52	2.52	2.51	2.50	2.49
100-02	2.52	2.51	2.51	2.50	2.49	2.48	2.47
100-02+	2.51	2.50	2.50	2.49	2.48	2.46	2.45
Average Life	1.92	1.62	1.47	1.25	1.02	0.89	0.79
First Pay	01/25/05	01/25/05	01/25/05	01/25/05	01/25/05	01/25/05	01/25/05
Last Pay	01/25/09	05/25/08	12/25/07	06/25/07	12/25/06	09/25/06	06/25/06
Duration	1.864	1.582	1.441	1.227	1.009	0.882	0.785

Tsy BM	3Mo	6Mo	2YR	3YR	5YR	10YR	30YR	Lib BM	1MO	2MO	3MO	6MO	1YR	2YR	3YR	4YR	5YR	7YR	8YR	9YR	10YR	12YR	15YR	20YR	30YR
Yield	2.2117	2.3847	2.9258	3.1679	3.6041	4.2648	4.9343	Yield	2.3400	2.3800	2.4400	2.6612	2.9200	3.3034	3.5716	3.8011	4.0032	4.3226	4.4573	4.5721	4.6743	4.8443	5.0392	5.2166	5.3090
Coupon			2.8750	3.0000	3.5000	4.2500	5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers.  There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit.  These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer.  You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes.  As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Yield Table - Bond A2A

kkanaan:S04-23XS_PRICE; A2A
Settle as of 12/30/04

Collateral Summary					Bond Summary
Type:	LOAN 6.61	Historical:			Fixed Coupon:	4.430	Type:	Fixed
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	34,000,000
WAC:	6.910	3 Month:	N/A	N/A
WAM:	356	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	1	12 Month:	N/A	N/A	Factor Date:	12/25/04	Next Pmt:	01/25/05
		Life:	N/A	N/A	Delay:	24	Cusip:

	75% User_Curve_3	90% User_Curve_3	100% User_Curve_3	120% User_Curve_3	150% User_Curve_3	175% User_Curve_3	200% User_Curve_3
Price				Yield
99-21+	4.48	4.48	4.48	4.48	4.49	4.49	4.49
99-23+	4.46	4.46	4.46	4.46	4.46	4.46	4.45
99-25+	4.45	4.45	4.44	4.44	4.43	4.42	4.42
99-27+	4.44	4.43	4.42	4.41	4.40	4.39	4.38
99-29+	4.42	4.41	4.41	4.39	4.37	4.36	4.34
99-31+	4.41	4.40	4.39	4.37	4.34	4.32	4.30
100-01+	4.39	4.38	4.37	4.35	4.32	4.29	4.26
100-03+	4.38	4.36	4.35	4.32	4.29	4.26	4.23
100-05+	4.37	4.34	4.33	4.30	4.26	4.22	4.19
100-07+	4.35	4.33	4.31	4.28	4.23	4.19	4.15
100-09+	4.34	4.31	4.29	4.26	4.20	4.16	4.11
Average Life	5.01	4.11	3.67	3.00	2.36	2.01	1.75
First Pay	01/25/09	05/25/08	12/25/07	06/25/07	12/25/06	09/25/06	06/25/06
Last Pay	02/25/11	12/25/09	05/25/09	07/25/08	09/25/07	04/25/07	12/25/06
Duration	4.397	3.680	3.313	2.751	2.196	1.887	1.653

Tsy BM	3Mo	6Mo	2YR	3YR	5YR	10YR	30YR	Lib BM	1MO	2MO	3MO	6MO	1YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR	12YR	15YR	30YR
Yield	2.2117	2.3847	2.9258	3.1679	3.6041	4.2648	4.9343	Yield	2.3400	2.3800	2.4400	2.6612	2.9200	3.3034	3.5716	3.8011	4.0032	4.1629	4.3226	4.4573	4.5721	4.6743	4.8443	5.0392	5.3090
Coupon			2.8750	3.0000	3.5000	4.2500	5.3750

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers.  There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit.  These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer.  You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes.  As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.